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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                         ------------------------------

                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): April 26, 2004

                              RELIANT ENERGY, INC.
             (Exact Name of Registrant as Specified in its Charter)

          DELAWARE                                 1-16455                              76-0655566
(State or Other Jurisdiction              (Commission File Number)                     (IRS Employer
      of Incorporation)                                                             Identification No.)


                       1000 MAIN STREET
                        HOUSTON, TEXAS                                            77002
           (Address of Principal Executive Offices)                            (Zip Code)

       Registrant's telephone number, including area code: (713) 497-3000

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ITEM 5. OTHER EVENTS.

On April 26, 2004, the registrant changed its name from Reliant Resources, Inc. to Reliant Energy, Inc. The change was effected pursuant to Section 253 of the General Corporation Law of the State of Delaware by the merger of a wholly-owned subsidiary into the registrant. The registrant was the surviving corporation and, pursuant to the merger, its name was changed to Reliant Resources, Inc. The registrant's common stock continues to trade on the New York Stock Exchange under the symbol "RRI".

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      (c) Exhibits.

           3.1  Certificate of Ownership and Merger

          99.1  Press Release issued by the registrant dated April 22, 2004

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    RELIANT ENERGY, INC.
                                       (Registrant)



Date: April 26, 2004          By:     /s/ Michael L. Jines
                                  ----------------------------------------
                                      Michael L. Jines
                                      Senior Vice President,
                                      General Counsel and
                                      Corporate Secretary
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                                  EXHIBIT INDEX

 Exhibit
 Number       Exhibit Description
 ------       -------------------

  3.1         Certificate of Ownership and Merger

 99.1         Press Release issued by the registrant dated April 22, 2004